AMERICAN CENTURY CAPITAL
PORTFOLIOS, INC.

ARTICLES OF AMENDMENT

	AMERICAN CENTURY CAPITAL
PORTFOLIOS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of
Maryland that:

	FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

	SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation ("Articles of Incorporation"), the Board of Directors of the Corporation has:

(i)	determined to change the name of the
Institutional Class of common stock to I
Class for the series of shares titled
Equity Income Fund, Value Fund, Real
Estate Fund, Small Cap Value Fund,
Mid Cap Value Fund, Large Company
Value Fund, Global Real Estate Fund,
AC Alternatives Market Neutral Value
Fund, AC Alternatives Income Fund,
AC Alternatives Long Short Fund, and
AC Alternatives Multi-Strategy Fund;

(ii)	duly established a new R5 Class for the
series of shares titled Equity Income
Fund, Value Fund, Real Estate Fund,
Small Cap Value Fund, Mid Cap Value
Fund, Large Company Value Fund, and
Global Real Estate Fund;

(iii)	duly established a new Y Class for the
series of shares titled Equity Income
Fund, Value Fund, Real Estate Fund,
Small Cap Value Fund, Mid Cap Value
Fund, Global Real Estate Fund, AC
Alternatives Income Fund, AC
Alternatives Long Short Fund, and AC
Alternatives Multi-Strategy Fund;

(iv)	duly established a new T Class for the
series of shares titled Equity Income
Fund, Value Fund, and AC Alternatives
Income Fund;

(v)	duly approved increasing the number of
shares of capital stock that the
Corporation has the authority to issue to Nineteen Billion Five Hundred Million
(19,500,000,000); and

(vi)	increased in some cases and decreased
in some cases the number of shares of
capital stock of certain series and
classes that the Corporation has
authority to issue in accordance with
Section 2-105(c) of the Maryland
General Corporation Law (the
"Reallocation").

	THIRD: Immediately prior to the Reallocation the Corporation had the authority to issue Seventeen
Billion (17,000,000,000) shares of capital stock.
Following the Reallocation, the Corporation has the authority to issue Nineteen Billion Five Hundred
Million (19,500,000,000) shares of capital stock.

	FOURTH:  The par value of shares of the
Corporation's capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.


FIFTH: Immediately prior to the Reallocation, the aggregate par value of all shares of stock that the Corporation was authorized to issue was One Hundred
Seventy Million Dollars ($170,000,000). After giving effect to the Reallocation, the aggregate par value of all shares of stock that the Corporation is authorized to issue is One Hundred Ninety-Five Million Dollars
($195,000,000).

	SIXTH:  Immediately prior to the
Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a "Class") of the fourteen (14) series of stock and the aggregate par value of each Class was as follows:


Series
Name

Class Name
Number of
Shares
Allocated
Aggregate
Par Value
Equity
Income
Fund
Investor
3,690,000,000
$36,900,000

Institutional
900,000,000
9,000,000

A
1,450,000,000
14,500,000

C
380,000,000
3,800,000

R
70,000,000
700,000

R6
180,000,000
1,800,000




Value
Fund
Investor
1,640,000,000
$16,400,000

Institutional
575,000,000
5,750,000

A
160,000,000
1,600,000

C
30,000,000
300,000

R
70,000,000
700,000

R6
50,000,000
500,000




Real
Estate
Fund
Investor
200,000,000
$2,000,000

Institutional
50,000,000
500,000

A
50,000,000
500,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
50,000,000
500,000




Small
Cap
Value
Fund
Investor
575,000,000
$5,750,000

Institutional
400,000,000
4,000,000

A
160,000,000
1,600,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
50,000,000
500,000




Mid
Cap
Value
Fund
Investor
1,355,000,000
$13,550,000

Institutional
500,000,000
5,000,000

A
575,000,000
5,750,000

C
50,000,000
500,000

R
70,000,000
700,000

R6
200,000,000
2,000,000








Series
Name

Class Name
Number of
Shares
Allocated
Aggregate
Par Value
Large
Company
Value
Fund
Investor
500,000,000
$5,000,000

Institutional
50,000,000
500,000

A
60,000,000
600,000

C
15,000,000
150,000

R
10,000,000
100,000

R6
80,000,000
800,000




NT
Large
Company
Value
Fund
Institutional
800,000,000
$8,000,000

R6
70,000,000
700,000




NT Mid
Cap
Value
Fund
Institutional
525,000,000
$5,250,000

R6
50,000,000
500,000

Global Real
Estate Fund
Investor
50,000,000
$500,000

Institutional
20,000,000
200,000

A
15,000,000
150,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
20,000,000
200,000




AC
Alternatives
Market
Neutral
Value Fund
Investor
160,000,000
$1,600,000

Institutional
60,000,000
600,000

A
50,000,000
500,000

C
15,000,000
150,000

R
10,000,000
100,000




NT Global
Real Estate
Fund
Investor
70,000,000
$700,000

Institutional
160,000,000
1,600,000

R6
20,000,000
200,000




AC
Alternatives
Income
Fund
Investor
100,000,000
$1,000,000

Institutional
80,000,000
800,000

A
40,000,000
400,000

C
40,000,000
400,000

R
20,000,000
200,000

R6
30,000,000
300,000




AC
Alternatives
Long Short
Fund
Investor
100,000,000
$1,000,000

Institutional
80,000,000
800,000

A
40,000,000
400,000

C
40,000,000
400,000

R
20,000,000
200,000

R6
30,000,000
300,000





Series
Name

Class Name
Number of
Shares
Allocated
Aggregate
Par Value
AC
Alternatives
Multi-
Strategy
Fund
Investor
5,000,000
$50,000

Institutional
5,000,000
50,000

A
5,000,000
50,000

C
5,000,000
50,000

R
5,000,000
50,000

R6
5,000,000
50,000


      SEVENTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and (b) has allocated Nineteen
Billion Five Hundred Million (19,500,000,000) shares of the Nineteen Billion Five Hundred Million
(19,500,000,000) shares of authorized capital stock of the Corporation among the fourteen (14) series of stock of the Corporation and the various Classes of each as follows:


Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
	Equity Income Fund
Investor
4,650,000,000
46,500,000

I
1,000,000,000
10,000,000

A
1,475,000,000
14,750,000

C
485,000,000
4,850,000

R
90,000,000
900,000

R6
300,000,000
3,000,000

R5
50,000,000
500,000

T
50,000,000
500,000

Y
50,000,000
500,000




	Value Fund
Investor
1,640,000,000
16,400,000

I
500,000,000
5,000,000

A
120,000,000
1,200,000

C
30,000,000
300,000

R
75,000,000
750,000

R6
120,000,000
1,200,000

R5
50,000,000
500,000

T
50,000,000
500,000

Y
50,000,000
500,000




	Real Estate Fund
Investor
200,000,000
2,000,000

I
50,000,000
500,000

A
50,000,000
500,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000





Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
	Small Cap Value Fund
Investor
530,000,000
5,300,000

I
380,000,000
3,800,000

A
130,000,000
1,300,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
120,000,000
1,200,000

R5
50,000,000
500,000

Y
50,000,000
500,000




	Mid Cap Value Fund
Investor
1,400,000,000
14,000,000

I
520,000,000
5,200,000

A
560,000,000
5,600,000

C
60,000,000
600,000

R
60,000,000
600,000

R6
440,000,000
4,400,000

R5
50,000,000
500,000

Y
50,000,000
500,000




	Large Company Value Fund
Investor
490,000,000
4,900,000

I
50,000,000
500,000

A
50,000,000
500,000

C
15,000,000
150,000

R
10,000,000
100,000

R6
80,000,000
800,000

R5
50,000,000
500,000




	NT Large Company Value Fund
Institutional
825,000,000
8,250,000

R6
95,000,000
950,000




	NT Mid Cap Value Fund
Institutional
500,000,000
5,000,000

R6
50,000,000
500,000




	Global Real Estate Fund
Investor
50,000,000
500,000

I
20,000,000
200,000

A
15,000,000
150,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
20,000,000
200,000

R5
50,000,000
500,000

Y
50,000,000
500,000








	Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
	AC Alternatives Market Neutral
	Value Fund
Investor
240,000,000
2,400,000

I
100,000,000
1,000,000

A
70,000,000
700,000

C
25,000,000
250,000

R
10,000,000
100,000




	NT Global Real Estate Fund
Investor
80,000,000
800,000

Institutional
175,000,000
1,750,000

R6
20,000,000
200,000




	AC Alternatives Income Fund
Investor
80,000,000
800,000

I
50,000,000
500,000

A
35,000,000
350,000

C
35,000,000
350,000

R
20,000,000
200,000

R6
30,000,000
300,000

T
50,000,000
500,000

Y
50,000,000
500,000




	AC Alternatives Long Short
	Fund
Investor
70,000,000
700,000

I
40,000,000
400,000

A
35,000,000
350,000

C
35,000,000
350,000

R
20,000,000
200,000

R6
30,000,000
300,000

Y
50,000,000
500,000




	AC Alternatives Multi-Strategy
	Fund
Investor
5,000,000
50,000

I
5,000,000
50,000

A
5,000,000
50,000

C
5,000,000
50,000

R
5,000,000
50,000

R6
5,000,000
50,000

Y
5,000,000
50,000




EIGHTH: Except as otherwise provided by the express provisions of these Articles of Amendment, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any series or class or any unissued shares that have not been allocated to a series or class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation.

	NINTH: A description of the series and classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the various series.

	TENTH:  The Board of Directors of the
Corporation duly adopted resolutions dividing into series and classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles of Amendment.

	ELEVENTH:	  The amendments to the Articles
of Incorporation as set forth above were approved by at least a majority of the entire Board of Directors of the Corporation and were limited to changes expressly authorized by Section 2-105(c)(12) or Section 2-605 of the Maryland General
Corporation Law without action by the stockholders.

	TWELFTH:	  These Articles of Amendment shall
become effective at 12:01 a.m. on April 10, 2017.











[Remainder of page intentionally left blank; signature page to follow.]




IN WITNESS WHEREOF, AMERICAN
CENTURY	 CAPITAL PORTFOLIOS, INC. has caused these Articles of
Amendment to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 14th day of March, 2017.


ATTEST:

AMERICAN CENTURY CAPITAL
PORTFOLIOS, INC.






/s/ Otis H. Cowan____________________

/s/ Charles A. Etherington__________________
Name:
Otis H. Cowan

Name:
Charles A. Etherington
Title
Assistant Secretary

Title:
Senior Vice President





	THE UNDERSIGNED SENIOR VICE
PRESIDENT OF AMERICAN CENTURY
CAPITAL PORTFOLIOS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.


Dated:	 March
14, 2017

/s/ Charles A. Etherington
___________________


Charles A. Etherington, Senior
Vice President




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